UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 AMENDMENT NO. 3
                                       on
                                   FORM 8-K/A



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): November 26, 2001


                                    XOMA Ltd.
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             (Exact name of registrant as specified in its charter)


                                     BERMUDA
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                 (State or other jurisdiction of incorporation)


              0-14710                                       52-2154066
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     (Commission File Number)                  (IRS Employer Identification No.)

2910 Seventh Street, Berkeley, California                                  94710
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(Address of principal executive offices)                              (Zip code)

Registrant's telephone number, including area code                (510) 204-7200



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          (Former name or former address, if changed since last report)

Item 5.  Other Events

     As previously announced on November 26, 2001, XOMA Ltd. has agreed with Millennium Pharmaceuticals, Inc. to collaborate to develop two of Millennium's biotherapeutic agents for certain vascular inflammation indications.

     Under an investment agreement, Millennium committed to purchase, at XOMA's option, up to $50 million worth of XOMA common shares over the 30 months following the effective date of the investment agreement, through a combination of convertible debt and equity at then prevailing market prices. On May 16, 2003, XOMA and Millennium agreed to delay the maturity of the convertible debt until February 26, 2004 and to adjust the timing of Millenium's obligation to purchase the remaining $37.5 million worth of XOMA common shares. A copy of the letter agreement is attached hereto as Exhibit 6 and incorporated herein by reference.

     On May 20, 2003, XOMA issued the announcement attached hereto as Exhibit 7, which is incorporated herein by reference.

Item 7.  Exhibits

1.   Press Release dated November 26, 2001.*

2. Development and License Agreement dated as of November 26, 2001 by and among Millennium Pharmacueticals Inc., XOMA (US) LLC and XOMA Ireland Limited (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission).*

3. Investment Agreement dated as of November 26, 2001 by and among XOMA Ltd., Millennium Pharmaceuticals, Inc. and mHoldings Trust (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission).*

4. Registration Rights Agreement dated as of November 26, 2001 by and among XOMA Ltd., Millennium Pharmaceuticals, Inc. and mHoldings Trust (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission).*

5. Convertible Subordinated Promissory Note dated November 26, 2001 (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission).*

6. Letter Agreement dated May 16, 2003 by and among XOMA Ltd., Millennium Pharmaceuticals, Inc. and mHoldings Trust.

7.   Press Release dated May 20, 2003.

----------------------------

*    Previously filed.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 21, 2003                   XOMA LTD.



                                       By:    /s/ Christopher J. Margolin
                                              ---------------------------
                                              Christopher J. Margolin
                                              Vice President, General
                                              Counsel and Secretary

                                  EXHIBIT INDEX


Number   Description

1.   Press Release dated November 26, 2001.*

2. Development and License Agreement dated as of November 26, 2001 by and among Millennium Pharmacueticals Inc., XOMA (US) LLC and XOMA Ireland Limited (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission).*

3. Investment Agreement dated as of November 26, 2001 by and among XOMA Ltd., Millennium Pharmaceuticals, Inc. and mHoldings Trust (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission).*

4. Registration Rights Agreement dated as of November 26, 2001 by and among XOMA Ltd., Millennium Pharmaceuticals, Inc. and mHoldings Trust (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission).*

5. Convertible Subordinated Promissory Note dated November 26, 2001 (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission).*

6. Letter Agreement dated May 16, 2003 by and among XOMA Ltd., Millennium Pharmaceuticals, Inc. and mHoldings Trust.

7.   Press Release dated May 20, 2003.

----------------------------

*    Previously filed.